UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 3, 2000
                                                    ----------------------------
                                    NN, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23485              62-1096725
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   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (423) 743-9151
area code                                    -----------------------------------


                  800 Tennessee Road, Erwin, Tennessee 37650
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         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)   EXHIBITS.  The following exhibits are filed herewith:

         99.1        Press Release dated November 2, 2000.

Item 9.  Regulation FD Disclosure.

      On November 2, 2000, the Company issued a press release announcing the date and time it will release and discuss third quarter results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  November 3, 2000
                                          NN, INC.


                                          By: /s/ William C. Kelly, Jr.
                                              ------------------------------
                                             William C. Kelly, Jr.,
                                             Chief Accounting Officer